Morgan Stanley Utilities Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


Security   Date     Price    Shares  %of     Total         Purcha   Broker
           of       Of       Purcha  Assets  Issued        sed
           Purcha   Shares   sed                           By
           se                                              Fund

Duke       09/25/   $18.35   200,00  0.349%  $1,000,075,0  0.367%   Banc
Energy     02                0               00                     of
Corporatio                                                          Americ
n                                                                   a
                                                                    Secs;
                                                                    Deutsc
                                                                    he
                                                                    Bank
                                                                    Secs;
                                                                    Goldma
                                                                    n,
                                                                    Sachs;
                                                                    JPMorg
                                                                    an;
                                                                    Salomo
                                                                    n
                                                                    Smith
                                                                    Barney
                                                                    ;
                                                                    Wachov
                                                                    ia
                                                                    Secs;
                                                                    ABN
                                                                    AMRO
                                                                    Rothsc
                                                                    hild;
                                                                    CIBC
                                                                    World
                                                                    Mkts;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Scotia
                                                                    Capita
                                                                    l; TD
                                                                    Secs;
                                                                    UBS
                                                                    Warbur
                                                                    g

Dominion   10/15/   $40.50   100,00  0.385%  $1,073,250,0  0.377%   Merril
Resources  02                0               00                     l
                                                                    Lynch;
                                                                    Banc
                                                                    of
                                                                    Americ
                                                                    a
                                                                    Secs;
                                                                    Goldma
                                                                    n,
                                                                    Sachs;
                                                                    Salomo
                                                                    n
                                                                    Smith
                                                                    Barney
                                                                    ;
                                                                    Wachov
                                                                    ia
                                                                    Secs;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Gerard
                                                                    Klauer
                                                                    Mattis
                                                                    on;
                                                                    Lehman
                                                                    Bros;
                                                                    McDona
                                                                    ld
                                                                    Invest
                                                                    ments
                                                                    Inc.;
                                                                    Scotia
                                                                    Capita
                                                                    l; UBS
                                                                    Warbur
                                                                    g

Great      11/21/   $22.00   75,000  0.191%  $132,000,000  1.509%   Merril
Plains     02                                                       l
Energy                                                              Lynch;
Inc.                                                                Banc
                                                                    of
                                                                    Americ
                                                                    a
                                                                    Secs;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Lehman
                                                                    Bros.

Public     11/12/   $26.55   60,000  0.153%  $398,250,000  0.40%    JPMorg
Services   02                                                       an
Enterprise                                                          Secs;
                                                                    Merril
                                                                    l
                                                                    Lynch
                                                                    Pierce
                                                                    Fenner
                                                                    &
                                                                    Smith;
                                                                    Salomo
                                                                    n
                                                                    Smith
                                                                    Barney
                                                                    ;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ; M.R.
                                                                    Beal &
                                                                    Compan
                                                                    y;
                                                                    Janney
                                                                    Montgo
                                                                    mery
                                                                    Scott